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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 28, 2005
                                                         ----------------


                               Intelligroup, Inc.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                  0-20943                  11-2880025
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)   (IRS Employer
      of Incorporation)                                    Identification No.)


499 Thornall Street
Edison, New Jersey                                                 08837
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (732) 590-1600
                -------------------------------------------------
                         (Registrant's telephone number,
                              including area code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 8.01. OTHER EVENTS.

On January 28, 2005, Intelligroup, Inc. (the "Company") received a notice from the Securities and Exchange Commission (the "SEC") that the SEC has commenced a formal investigation into matters related to the previously announced restatement of the Company's financial statements for the years ending December 31, 2001, 2002 and 2003 and for the quarter ended March 31, 2004. On February 3, 2005, the Company issued a press release announcing the investigation as well as an update on the status of the restatement.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99. - Press Release of the Company dated February 3, 2005.




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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             INTELLIGROUP, INC.

                                           By: /s/ Christian Misvaer
                                               --------------------------------
                                           Name:  Christian Misvaer
                                           Title: General Counsel and Secretary


Date: February 3, 2005